Rule 497(d)

                                     FT 1020

              Supplement to the Prospectus dated September 2, 2005

       Notwithstanding anything to the contrary in the Prospectus, all shares of Advanced Neuromodulation Systems, Inc. (Ticker: ANSI) have been removed from the portfolio of the above-referenced series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus. In addition, evaluations for purposes of determining the purchase, sale or redemption price of Units are made as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which it is open (the "Evaluation Time").

March 9, 2006